UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2009

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10275 Science Center Drive, San Diego, California, 92121-1117

(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2009, at the 2009 Annual Meeting of Stockholders of Ligand Pharmaceuticals Incorporated (the “Company” or “Ligand), the stockholders of Ligand approved the amendment and restatement of the Company’s 2002 Stock Incentive Plan (the “Amended 2002 Plan”) and the amendment and restatement of the Company’s Employee Stock Purchase Plan (the “Amended ESPP”).

The Company’s 2002 Stock Incentive Plan was amended to (i) increase the number of shares available for issuance under the Amended 2002 Plan by 7,600,000 shares, (ii) revise the list of performance criteria that may be used by the compensation committee for purposes of granting awards under the Amended 2002 Plan that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, as amended, and (iii) eliminate the automatic option grant program for non-employee directors, the director fee stock issuance program and the director fee option grant program, which programs have been superseded by the Company’s amended and restated Director Compensation Policy.

The Company’s Employee Stock Purchase Plan was amended to (a) increase the number of shares authorized for issuance under the Employee Stock Purchase Plan by 800,000, (b) extend the term of the Employee Stock Purchase Plan until June 2019, (c) reduce the length of offering periods from twenty-four months to six months and reduce the number of purchase intervals during each offering period from eight to one, (d) eliminate the requirement that an employee have at least three months of employment as a condition to his or her eligibility to participate in the Amended ESPP, (e) provide that a participant will be eligible to purchase up to 7,500 shares of Ligand common stock during each offering period, but in no event may a participant purchase more than 7,500 shares of common stock during any calendar year, and (f) update the plan to conform it to recently issued Treasury Regulations applicable to employee stock purchase plans.

A summary of the material terms of each of the Amended 2002 Plan and the Amended ESPP is set forth in Ligand’s definitive proxy statement for the 2009 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 29, 2009. The summary in the definitive proxy statement and the description of the Amended 2002 Plan and the Amended ESPP contained herein are qualified in their entirety by reference to the full text of the Amended 2002 Plan and the Amended ESPP which are filed as appendices to the definitive proxy statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Ligand’s 2002 Stock Incentive Plan, as amended and restated effective May 29, 2009 (incorporated by reference from Appendix A to Ligand’s definitive proxy statement for the 2009 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 29, 2009).

10.2	Ligand’s Employee Stock Purchase Plan, as amended and restated effective July 1, 2009 (incorporated by reference from Appendix B to Ligand’s definitive proxy statement for the 2009 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 29, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned.

LIGAND PHARMACEUTICALS INCORPORATED

Date: June 1, 2009	By:	/s/ Charles S. Berkman
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Ligand’s 2002 Stock Incentive Plan, as amended and restated effective May 29, 2009 (incorporated by reference from Appendix A to Ligand’s definitive proxy statement for the 2009 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 29, 2009).

10.2	Ligand’s Employee Stock Purchase Plan, as amended and restated effective July 1, 2009 (incorporated by reference from Appendix B to Ligand’s definitive proxy statement for the 2009 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 29, 2009).